UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2025

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Stockholders of The Children’s Place, Inc. (the “Company”) held on May 7, 2025 (the “2025 Annual Meeting of Stockholders”), the Company’s stockholders voted on: (i) the election of each of the Company’s six nominees for Director for a one-year term expiring in 2026; (ii) the ratification of the appointment of BDO USA, P.C., as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2026; (iii) the approval of an amendment to the Company’s Charter to eliminate the prohibition against stockholders acting by written consent without a stockholder meeting; (iv) the approval of an amendment to the Company’s Charter to provide stockholders the right to fill vacancies on the Board in any circumstance; (v) the approval of an amendment to the Company’s Charter to make certain housekeeping amendments; and (vi) the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers as described in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders.

The results of the voting were as follows:

	For	Against	Abstentions	Broker Non-Votes
Election of Directors
Turki Saleh A. AlRajhi	15,388,676	213,047	19,952	0
Hussan Arshad	15,147,690	452,033	39,952	0
Douglas Edwards	15,041,392	578,293	19,990	0
Muhammad Asif Seemab	15,004,903	594,825	39,947	0
Rhys Summerton	15,522,805	76,779	40,091	0
Muhammad Umair	15,424,065	175,663	39,947	0

Ratification of the Appointment of Independent Registered Public Accounting Firm	15,556,914	65,811	16,950	0

Proposed Amendment to the Company’s Charter to eliminate the prohibition against stockholders acting by written consent without a stockholder meeting	14,938,683	700,020	972	0

Proposed Amendment to the Company’s Charter to provide stockholders the right to fill vacancies on the Board in any circumstance.	14,902,573	736,112	990	0

Proposed Amendment to the Company’s Charter to make certain housekeeping amendments	15,584,779	49,958	4,938	0

Compensation Paid to Named Executive Officers (“Say-on-Pay”)	15,081,289	556,566	1,820	0

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Item 8.01	Other Events.

Following their election to the Board of Directors (the “Board”) of the Company at the 2025 Annual Meeting of Stockholders, the Company appointed the membership and leadership of each of the Company’s Board committees as follows:

Audit Committee	Human Capital & Compensation Committee	Corporate Responsibility, Sustainability & Governance Committee
Hussan Arshad (Chair)	Muhammad Asif Seemab (Chair)	Douglas Edwards (Chair)
Douglas Edwards	Hussan Arshad	Hussan Arshad
Rhys Summerton	Rhys Summerton	Muhammad Asif Seemab

*       *       *

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2025

THE CHILDREN’S PLACE, INC.

By:	/s/ Jared Shure
Name:	Jared Shure
Title:	Chief Administrative Officer, General Counsel & Corporate Secretary

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